Exhibit 32.01

                       FNB FINANCIAL SERVICES CORPORATION

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of FNB Financial Services Corporation (the "Company") certify that the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2004                           /s/ ERNEST J. SEWELL
                                              --------------------
                                               Ernest J. Sewell
                                               Chief Executive Officer


Dated: May 10, 2004                           /s/ MICHAEL W. SHELTON
                                              ----------------------
                                               Michael W. Shelton
                                               Chief Financial Officer

*This certificate is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.


                                       22